ALLIANCE
                              ---------------------
                                VARIABLE PRODUCTS
                              ---------------------
                                   SERIES FUND
                              ---------------------
                                QUASAR PORTFOLIO
                              ---------------------


                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                         Investment Products Offered
                         ------------------------------
                         > Are Not FDIC Insured
                         > May Lose Value
                         > Are Not Bank Guaranteed
                         ------------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issues, by any company, in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

MARKET REVIEW

While perhaps not the global meltdown that many doomsayers had forecasted, Y2K certainly posed many challenges to small-cap growth stock investors. 2000 was a year marked by ongoing economic uncertainty, enormous volatility, massive sector rotation and, ultimately, disappointing small-cap growth stock returns. In fact, the Russell 2000 Growth Index turned in its single worst calendar year performance since its inception in 1979.

INVESTMENT RESULTS

The Quasar Portfolio finished out the year with strong second half relative performance. For the six-month period ended December 31, 2000, the Portfolio decreased in value by 12.5% versus a 23.5% decline in the Russell 2000 Growth Index. This brings the Portfolio's full-year return to -6.1%, which compares favorably to the Russell 2000 Growth Index's -22.4% return.

As for the environment, year 2000 was filled with ups and downs. The run from January 1 to March 10 was one of the most powerful, euphoric rides ever experienced by small-cap investors. Over this timeframe, the Russell 2000 Growth Index gained more than 30%, as investors aggressively bid up new-economy stocks to unprecedented levels. The good news did not last long. Over the course of the next 25 trading sessions, the Russell 2000 Growth Index would give up all of its year-to-date gains, and then some, as it declined an astonishing 34%. Although small-cap growth stocks would stage periodic rallies of varying intensity, the Russell 2000 Growth Index ultimately went on to decline another 18% before finding a hitting bottom on December 21, 46% below the March 10 high.

Consistent with the portfolio management team's historical discipline, the Portfolio's sector bets during the six- and 12-month periods were kept to a minimum. A modest overweight in health care and a modest underweight in technology did favorably impact relative performance for the six-month period. Overall, stock selection proved to be by far the single largest contributor to outperformance for both the six- and 12-month periods. In fact, for the year, all four-sectors significantly outperformed the Russell 2000 Growth Index.

INVESTMENT OUTLOOK

Looking forward, we believe that small-cap growth stocks are well positioned for strong relative performance. Coming off what was obviously a disappointing year, relative valuations have improved to near-historical lows. As is the case when looking at specific stocks, however, cheap is never reason enough to expect outperformance. In the case of small-cap growth stocks, we believe a more accommodating Federal Reserve will provide the catalyst for small-cap outperformance.

Reviewing the past 11 declining interest rate cycles, small-cap stocks have outperformed nearly 75% of the time. While performance during a Fed easing can vary dramatically, small-caps have on average outperformed large-caps by nearly 400 basis points and 700 basis points, respectively, over the six- and 12- month periods following an initial cut.

We do not expect the road to outperformance to be without speed bumps. As is typically the case around inflection points, increased investor uncertainty is likely to keep volatility high. This will clearly pose unique challenges to small-cap investors. However, cognizant of the changes underway, the Alliance Small Cap Team is very focused on making appropriate adjustments to the Portfolio with a view toward improvements in economic activity likely later in the year.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Quasar Portfolio
o 1 Year                                     -6.09%
o Since Inception (8/96)                      6.59%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
================================================================================

o Alliance Quasar Portfolio
o Russell 2000 Growth Index

[The following table was depicted as a mountain graph in the printed material.]

Russell 2000 Growth Index: $13,380

Quasar Portfolio: $13,252

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus--The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond--The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA--The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

QUASAR PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                 U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.              $ 7,108,944              3.1%
--------------------------------------------------------------------------------
Informatica Corp.                         4,735,631              2.0
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B            4,473,050              1.9
--------------------------------------------------------------------------------
Universal Health Services, Inc. Cl.B      3,866,550              1.7
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings      3,608,000              1.5
--------------------------------------------------------------------------------
NetIQ Corp.                               3,521,212              1.5
--------------------------------------------------------------------------------
West TeleServices Corp.                   3,425,625              1.5
--------------------------------------------------------------------------------
Iron Mountain, Inc.                       3,419,212              1.5
--------------------------------------------------------------------------------
SBA Communications Corp. Cl.A             3,272,682              1.4
--------------------------------------------------------------------------------
Spinnaker Exploration Co.                 3,259,750              1.4
--------------------------------------------------------------------------------
                                        $40,690,656             17.5%
--------------------------------------------------------------------------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-98.7%
HEALTH CARE-28.6%
BIOTECHNOLOGY-7.4%
Aksys, Ltd. (a) ............................            63,000       $ 1,039,500
Cephalon, Inc. (a) .........................            47,500         3,007,344
CuraGen Corp. (a) ..........................             8,200           223,963
Enzon, Inc. (a) ............................            32,500         2,017,031
Genomic Solutions, Inc. (a) ................            95,800           730,475
ImmunoGen, Inc. (a) ........................            38,400           823,200
Intermune Pharmaceuticals,
   Inc. (a) ................................            41,100         1,834,087
SICOR, Inc. (a) ............................             9,100           131,381
Tanox, Inc. (a) ............................            38,000         1,489,125
The Medicines Co. (a) ......................            17,200           352,600
Titan Pharmaceuticals, Inc. (a) ............            77,400         2,737,638
Trimeris, Inc. (a) .........................            38,600         2,118,175
United Therapeutics Corp. (a) ..............            55,000           811,250
                                                                     -----------
                                                                      17,315,769
                                                                     -----------
DRUGS-11.4%
Alpharma, Inc. Cl.A ........................            61,700         2,707,088
Array BioPharma, Inc. (a) ..................            57,900           517,481
Aurora Biosciences Corp. (a) ...............            16,800           528,150
CIMA Labs, Inc. (a) ........................            42,300         2,752,144
Cubist Pharmaceuticals,
   Inc. (a) ................................            18,700           542,300
DUSA Pharmaceuticals,
   Inc. (a) ................................            68,900         1,158,381
King Pharmaceuticals, Inc. (a) .............           137,537         7,108,944
Matrix Pharmaceutical,
   Inc. (a) ................................           136,200         2,332,425
MediChem Life Sciences,
   Inc. (a) ................................            89,800           415,325
Medicis Pharmaceutical Corp. ...............
   Cl.A (a) ................................            53,900         3,186,837
Noven Pharmaceuticals,
   Inc. (a) ................................            68,000         2,541,500
OSI Pharmaceuticals, Inc. (a) ..............            35,100         2,812,388
                                                                     -----------
                                                                      26,602,963
                                                                     -----------
MEDICAL PRODUCTS-2.1%
Apogent Technologies,
   Inc. (a) ................................           117,800         2,414,900
Biosite Diagnostics, Inc. (a) ..............            59,900         2,422,206
                                                                     -----------
                                                                       4,837,106
                                                                     -----------
MEDICAL SERVICES-7.7%
Caremark Rx, Inc. (a) ......................           218,000         2,956,625
Laboratory Corp. of America
   Holdings ................................            20,500         3,608,000
LifePoint Hospitals, Inc. (a) ..............            53,000         2,656,625
Priority Healthcare Corp. ..................
   Cl.B (a) ................................           109,600         4,473,050
Sybron Dental Specialties,
   Inc. (a) ................................            19,066           321,739
Universal Health Services, Inc. ............
   Cl.B (a) ................................            34,600         3,866,550
                                                                     -----------
                                                                      17,882,589
                                                                     -----------
                                                                      66,638,427
                                                                     -----------
TECHNOLOGY-25.9%
COMMUNICATIONS
   EQUIPMENT-2.3%
Digital Lightwave, Inc. (a) ................            39,300         1,245,319
Exfo Electro-Optical
   Engineering, Inc. .......................
   (Canada) (a) ............................            45,300         1,183,462
Powerwave Technologies,
   Inc. (a) ................................            27,900         1,632,150
Stanford Microdevices,
   Inc. (a) ................................            37,500         1,350,000
                                                                     -----------
                                                                       5,410,931
                                                                     -----------
COMPUTER
   SOFTWARE-12.0%
Actuate Software Corp. (a)  ................           112,200         2,145,825
Advent Software, Inc. (a) ..................            37,800         1,514,363
BindView Development
   Corp. (a) ...............................           165,200         1,553,913
Business Objects, SA (ADR)
   (France) (a) ............................            28,200         1,596,825
Documentum, Inc. (a) .......................            31,400         1,560,187
Great Plains Software, Inc. (a) ............            23,100         1,087,144
Informatica Corp. (a) ......................           119,700         4,735,631
Interwoven, Inc. (a) .......................            25,800         1,701,187
Macrovision Corp. (a) ......................            22,400         1,657,950
MatrixOne, Inc. (a) ........................            66,500         1,209,469
Micromuse, Inc. (a) ........................            33,200         2,003,931
NetIQ Corp. (a) ............................            40,300         3,521,212
Niku Corp. (a) .............................            68,600           501,638
SMTC Corp. (Canada) (a) ....................            80,600         1,098,175
Watchguard Technologies,
   Inc. (a) ................................            67,100         2,122,037
                                                                     -----------
                                                                      28,009,487
                                                                     -----------
CONTRACT
   MANUFACTURING-2.3%
DDi Corp. (a) ..............................           102,900         2,804,025
Plexus Corp. (a) ...........................            41,500         1,261,211
Semtech Corp. (a) ..........................            53,400         1,178,137
                                                                     -----------
                                                                       5,243,373
                                                                     -----------
INTERNET-0.3%
Selectica, Inc. (a) ........................            24,000           580,500
Virage, Inc. (a) ...........................            37,900           203,713
                                                                     -----------
                                                                         784,213
                                                                     -----------
NETWORKING
   SOFTWARE-1.0%
Ixia (a) ...................................            11,200           256,200
Stratos Lightwave, Inc. (a) ................            60,000         1,023,750
Ulticom, Inc. (a) ..........................            33,400         1,137,688
                                                                     -----------
                                                                       2,417,638
                                                                     -----------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

SEMI-CONDUCTOR CAPITAL
   EQUIPMENT-2.1%
Internet Security Systems,
   Inc. (a) ................................            39,900       $ 3,129,656
MKS Instruments, Inc. (a) ..................            31,900           494,450
Varian Semiconductor
   Equipment Associates,
   Inc. (a) ................................            49,100         1,166,125
                                                                     -----------
                                                                       4,790,231
                                                                     -----------
SEMI-CONDUCTOR
   COMPONENTS-2.4%
ASAT Holdings, Ltd. (ADR)
   (Hong Kong) (a) .........................           152,000           760,000
Elantec Semiconductor,
   Inc. (a) ................................            40,400         1,121,100
International Rectifier
   Corp. (a) ...............................            35,900         1,077,000
Intersil Holding Corp. (a) .................            76,000         1,743,250
IXYS Corp. (a) .............................            57,900           846,788
                                                                     -----------
                                                                       5,548,138
                                                                     -----------
MISCELLANEOUS-3.5%
Aeroflex, Inc. (a) .........................           103,200         2,975,062
Amphenol Corp. Cl.A (a) ....................            33,900         1,328,456
Exar Corp. (a) .............................            94,100         2,915,630
TTM Technologies, Inc. (a) .................            61,600           873,950
                                                                     -----------
                                                                       8,093,098
                                                                     -----------
                                                                      60,297,109
                                                                     -----------
CONSUMER
   SERVICES-20.0%
ADVERTISING-0.8%
Administaff, Inc. (a) ......................            68,300         1,857,760
                                                                     -----------
BROADCASTING &
   CABLE-2.2%
ADVO, Inc. (a) .............................            29,600         1,313,500
Entravision Communications
   Corp. Cl.A (a) ..........................           162,600         2,987,775
ValueVision International, Inc. ............
   Cl.A (a) ................................            69,600           878,700
                                                                     -----------
                                                                       5,179,975
                                                                     -----------
CELLULAR
   COMMUNICATIONS-1.7%
o2Wireless Solutions, Inc. (a) .............            78,100           727,306
SBA Communcations Corp. ....................
   Cl.A (a) ................................            79,700         3,272,682
                                                                     -----------
                                                                       3,999,988
                                                                     -----------
ENTERTAINMENT &
   LEISURE-1.1%
Penton Media, Inc. .........................            94,200         2,531,625
                                                                     -----------
PRINTING &
   PUBLISHING-0.8%
Barnes & Noble, Inc. (a) ...................            71,900         1,905,350
                                                                     -----------
RESTAURANTS &
   LODGING-0.3%
Ruby Tuesday, Inc. .........................            50,900           776,225
                                                                     -----------
RETAIL - GENERAL
   MERCHANDISE-3.2%
American Eagle Outfitters,
   Inc. (a) ................................            36,700         1,550,575
Freds, Inc. Cl.A ...........................            64,600         1,360,637
Group 1 Automotive, Inc. (a) ...............           100,200           939,375
MSC Industrial Direct Co., Inc. ............
   Cl.A (a) ................................           134,500         2,429,406
Ultimate Electronics, Inc. (a) .............            48,500         1,063,969
                                                                     -----------
                                                                       7,343,962
                                                                     -----------
MISCELLANEOUS-9.9%
Career Education Corp. (a) .................            59,000         2,308,375
CDW Computer Centers,
   Inc. (a) ................................             9,600           267,600
ChoicePoint, Inc. (a) ......................            41,732         2,736,054
Concord Camera Corp. (a) ...................            70,600         1,164,900
Copart, Inc. (a) ...........................            45,900           986,850
Dycom Industries, Inc. (a) .................            43,700         1,570,469
FirstService Corp. .........................
   (Canada) (a) ............................            88,500         1,288,781
Iron Mountain, Inc. (a) ....................            92,100         3,419,212
Optimal Robotics Corp. .....................
   (Canada) (a) ............................            55,400         1,859,363
PC Connection, Inc. (a) ....................            36,800           381,800
Rent-Way, Inc. (a) .........................            82,700           366,981
Resources Connection,
   Inc. (a) ................................            31,200           592,800
ScanSource, Inc. (a) .......................            34,100         1,329,900
Watson Wyatt & Co. Holdings
   Cl.A (a) ................................            54,300         1,276,050
West TeleServices Corp. (a) ................           121,800         3,425,625
                                                                     -----------
                                                                      22,974,760
                                                                     -----------
                                                                      46,569,645
                                                                     -----------
ENERGY-6.8%
DOMESTIC PRODUCERS-0.7%
Barrett Resources Corp. (a) ................            27,900         1,585,069
                                                                     -----------
OIL SERVICE-2.1%
Spinnaker Exploration Co. (a) ..............            76,700         3,259,750
W-H Energy Services, Inc. (a) ..............            87,100         1,714,781
                                                                     -----------
                                                                       4,974,531
                                                                     -----------
PIPELINES-1.5%
Cal Dive International, Inc. (a) ...........            64,200         1,709,325
Patterson Energy, Inc. (a) .................            46,500         1,732,125
                                                                     -----------
                                                                       3,441,450
                                                                     -----------
MISCELLANEOUS-2.5%
Evergreen Resources, Inc. (a) ..............            25,900         1,000,388
Newfield Exploration Co. (a) ...............            62,300         2,955,356
Stone Energy Corp. (a) .....................            28,200         1,820,310
                                                                     -----------
                                                                       5,776,054
                                                                     -----------
                                                                      15,777,104
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
FINANCE-6.4%
BANKING - REGIONAL-1.5%
Greater Bay Bancorp ........................            59,100      $ 2,423,100
Silicon Valley Bancshares (a) ..............            28,000          967,750
                                                                    -----------
                                                                      3,390,850
                                                                    -----------
BROKERAGE & MONEY
   MANAGEMENT-0.7%
W.P. Stewart & Co., Ltd. (a) ...............            65,400        1,700,400
                                                                    -----------
INSURANCE-2.7%
Arthur J. Gallagher & Co. ..................            20,100        1,278,862
Reinsurance Group of America,
   Inc. ....................................            70,500        2,502,750
StanCorp Financial Group,
   Inc. ....................................            50,200        2,397,050
                                                                    -----------
                                                                      6,178,662
                                                                    -----------
MISCELLANEOUS-1.5%
Investment Technology Group,
   Inc. (a) ................................            41,300        1,724,275
Radian Group, Inc. .........................            23,900        1,793,994
                                                                    -----------
                                                                      3,518,269
                                                                    -----------
                                                                     14,788,181
                                                                    -----------
CAPITAL GOODS-4.3%
ELECTRICAL
   EQUIPMENT-1.5%
Active Power, Inc. (a) .....................            52,200        1,145,138
C&D Technologies, Inc. .....................            54,600        2,358,037
                                                                    -----------
                                                                      3,503,175
                                                                    -----------
POLLUTION CONTROL-0.4%
Tetra Tech, Inc. (a) .......................            34,000        1,083,750
                                                                    -----------
MISCELLANEOUS-2.4%
Carlisle Cos., Inc. ........................            30,400        1,305,300
L-3 Communications Holding,
   Inc. (a) ................................            41,200        3,172,400
Toll Brothers, Inc. (a) ....................            25,400        1,038,225
                                                                    -----------
                                                                      5,515,925
                                                                    -----------
                                                                     10,102,850
                                                                    -----------
BASIC INDUSTRY-2.4%
CHEMICALS-1.3%
OM Group, Inc. .............................            57,900        3,162,787
                                                                    -----------
PAPER & FOREST
   PRODUCTS-1.1%
Pactiv Corp. (a) ...........................           200,900        2,486,138
                                                                    -----------
                                                                      5,648,925
                                                                    -----------

                                                    Shares or
                                                    Principal
                                                     Amount
Company                                               (000)        U.S. $ Value
-------------------------------------------------------------------------------
TRANSPORTATION-2.2%
SHIPPING-1.2%
Expeditores International of
   Washington, Inc. .....................             51,800      $   2,781,013
                                                                  -------------
TRUCKING-0.4%
Swift Transportation Co.,
   Inc. (a) .............................             42,100            834,106
                                                                  -------------
MISCELLANEOUS-0.6%
Tower Automotive, Inc. (a) ..............            167,800          1,510,200
                                                                  -------------
                                                                      5,125,319
                                                                  -------------
UTILITIES-1.2%
TELEPHONE UTILITY-0.2%
Millicom International Cellular,
   SA (Luxembourg) (a) ..................             22,000            506,000
                                                                  -------------
MISCELLANEOUS-1.0%
FLAG Telecom Holdings, Ltd. .............
   (Bermuda) (a) ........................             97,600            610,000
GT Group Telecom, Inc. ..................
   Cl.B (a) .............................             94,800            711,000
Rural Celluar Corp. Cl.A (a) ............             28,700            850,238
                                                                  -------------
                                                                      2,171,238
                                                                  -------------
                                                                      2,677,238
                                                                  -------------
CONSUMER STAPLES-0.9%
FOOD-0.6%
Performance Food Group
   Co. (a) ..............................             28,200          1,445,691
                                                                  -------------
RETAIL - FOOD & DRUG-0.3%
Duane Reade, Inc. (a) ...................             20,100            614,306
                                                                  -------------
                                                                      2,059,997
                                                                  -------------
Total Common Stocks
   (cost $231,638,903) ..................                           229,684,795
                                                                  -------------
SHORT-TERM
   INVESTMENT-17.6%
TIME DEPOSIT-17.6%
State Street Euro Dollar
   6.00%, 1/02/01
   (amortized cost
   $41,004,000) .........................      $      41,004         41,004,000
                                                                  -------------
TOTAL
   INVESTMENTS-116.3%
   (cost $272,642,903) ..................                           270,688,795
Other assets
   less liabilities-(16.3%) .............                           (38,014,692)
                                                                  -------------
NET ASSETS-100% .........................                         $ 232,674,103
                                                                  =============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $272,642,903) ...    $ 270,688,795
   Cash ......................................................              116
   Receivable for investment securities sold .................        2,410,657
   Receivable for capital stock sold .........................          168,003
   Dividends and interest receivable .........................           32,632
   Deferred organization expenses ............................            3,301
                                                                  -------------
   Total assets ..............................................      273,303,504
                                                                  -------------
LIABILITIES
   Payable for investment securities purchased ...............       23,155,599
   Payable for capital stock redeemed ........................       17,291,751
   Advisory fee payable ......................................          122,704
   Accrued expenses ..........................................           59,347
                                                                  -------------
   Total liabilities .........................................       40,629,401
                                                                  -------------
NET ASSETS ...................................................    $ 232,674,103
                                                                  =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................    $      19,653
   Additional paid-in capital ................................      229,426,962
   Accumulated net realized gain on investments ..............        5,181,596
   Net unrealized depreciation of investments ................       (1,954,108)
                                                                  -------------
                                                                  $ 232,674,103
                                                                  =============
Class A Shares
   Net assets ................................................    $ 232,239,093
                                                                  =============
   Shares of capital stock outstanding .......................       19,616,548
                                                                  =============
   Net asset value per share .................................    $       11.84
                                                                  =============
Class B Shares
   Net assets ................................................    $     435,010
                                                                  =============
   Shares of capital stock outstanding .......................           36,793
                                                                  =============
   Net asset value per share .................................    $       11.82
                                                                  =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ........................................................   $    734,371
   Dividends (net of foreign taxes withheld of $7,501) .............        197,580
                                                                       ------------
   Total investment income .........................................        931,951
                                                                       ------------
EXPENSES
   Advisory fee ....................................................      1,912,785
   Distribution fee - Class B ......................................            186
   Custodian .......................................................        142,420
   Administrative ..................................................         66,000
   Audit and legal .................................................         33,687
   Printing ........................................................         14,547
   Amortization of organization expenses ...........................          5,124
   Transfer agency .................................................          2,940
   Directors' fees .................................................          1,378
   Miscellaneous ...................................................          6,140
                                                                       ------------
   Total expenses ..................................................      2,185,207
   Less: expenses waived and reimbursed ............................       (367,875)
                                                                       ------------
   Net expenses ....................................................      1,817,332
                                                                       ------------
   Net investment loss .............................................       (885,381)
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ....................      7,938,018
   Net change in unrealized appreciation/depreciation of investments    (16,400,536)
                                                                       ------------
   Net loss on investments .........................................     (8,462,518)
                                                                       ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .........................   $ (9,347,899)
                                                                       ============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                          Year Ended       Year Ended
                                                                         December 31,     December 31,
                                                                             2000             1999
                                                                        =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss) .....................................   $    (885,381)   $     861,387
   Net realized gain on investments .................................       7,938,018        6,765,798
   Net change in unrealized appreciation /depreciation of investments     (16,400,536)      16,149,753
                                                                        -------------    -------------
   Net increase (decrease) in net assets from operations ............      (9,347,899)      23,776,938
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ........................................................        (657,364)        (312,237)
   Net realized gain on investments
     Class A ........................................................      (4,601,546)              -0-
CAPITAL STOCK TRANSACTIONS
   Net increase .....................................................      77,669,578       55,276,395
                                                                        -------------    -------------
   Total increase ...................................................      63,062,769       78,741,096
NET ASSETS
   Beginning of period ..............................................     169,611,334       90,870,238
                                                                        -------------    -------------
   End of period (including undistributed net investment income of
     $801,669 at December 31, 1999) .................................   $ 232,674,103    $ 169,611,334
                                                                        =============    =============

-------------------------------------------------------------------------------

See Notes to Financial Statements.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Quasar Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Fund was in cor porated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Port folio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Tech nology Port folio, Worldwide Privatization Portfolio, Global Bond Port folio, U.S. Government/High Grade Securi ties Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and ex penses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign ex change gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of in vestments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of $26,098 have been deferred and are being amortized on a straight line basis through August 2001.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, such waivers/reimbursements amounted to $367,875.

Brokerage commissions paid on investment transactions for the year ended December 31, 2000, amounted to $662,339. For the period from January 1, 2000 to October 31, 2000, $4,060 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, no brokerage commission was paid to SCB directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to

                                          Alliance Variable Products Series Fund
================================================================================

 .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations ................................   $ 410,964,753
U.S. government and agencies ...............................              -0-
Sales:
Stocks and debt obligations ................................   $ 328,607,542
U.S. government and agencies ...............................              -0-


At December 31, 2000, the cost of investments for federal income tax purposes was $273,609,347. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation...............................   $  29,283,500
Gross unrealized depreciation...............................     (32,204,052)
                                                               -------------
Net unrealized depreciation.................................   $  (2,920,552)
                                                               =============

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $771,525 during the fiscal year.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency ex change rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect for eign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward ex change currency contracts.

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                   ------------------------------    ------------------------------
                                               SHARES                           AMOUNT
                                   ------------------------------    ------------------------------
                                     Year Ended      Year Ended       Year Ended        Year Ended
                                    December 31,    December 31,      December 31,     December 31,
                                        2000           1999               2000             1999
                                   =============    =============    =============    =============
Class A
Shares sold ....................      54,680,516       18,952,076    $ 696,227,537    $ 218,586,174
Shares issued in reinvestment of
   dividends and distributions .         417,374           27,705        5,258,910          312,238
Shares redeemed ................     (48,523,546)     (14,096,710)    (624,279,001)    (163,622,017)
                                   -------------    -------------    -------------    -------------
Net increase ...................       6,574,344        4,883,071    $  77,207,446    $  55,276,395
                                   =============    =============    =============    =============

                                   August 11, 2000* to               August 11, 2000* to
                                       December 31,                      December 31,
                                           2000                             2000
                                   ===================               ===================
Class B
Shares sold.......................           37,317                     $    468,643
Shares redeemed...................             (524)                          (6,511)
                                      -------------                     ------------
Net increase......................           36,793                     $    462,132
                                      =============                     ============

--------------------------------------------------------------------------------

* Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

QUASAR PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ------------------------------------------------------------------------
                                                                                       CLASS A
                                                        ------------------------------------------------------------------------
                                                                                                                      August 5,
                                                                          Year Ended December 31,                     1996(a) to
                                                        ==========================================================   December 31,
                                                            2000           1999            1998           1997           1996
                                                        ===========     ===========     ===========    ===========    ==========
Net asset value, beginning of period ................   $     13.00     $     11.14     $     12.61    $     10.64    $    10.00
                                                        -----------     -----------     -----------    -----------    ----------
Income From Investment Operations
Net investment income (loss) (b)(c) .................          (.06)            .08             .07            .02           .04
Net realized and unrealized gain (loss) on investment
  transactions ......................................          (.71)           1.82            (.49)          1.96           .60
                                                        -----------     -----------     -----------    -----------    ----------
Net increase (decrease) in net asset value from
  operations ........................................          (.77)           1.90            (.42)          1.98           .64
                                                        -----------     -----------     -----------    -----------    ----------
Less: Dividends and Distributions
Dividends from net investment income ................          (.05)           (.04)           (.01)          (.01)           -0-
Distributions from net realized gains ...............          (.34)             -0-          (1.04)            -0-           -0-
                                                        -----------     -----------     -----------    -----------    ----------
Total dividends and distributions ...................          (.39)           (.04)          (1.05)          (.01)           -0-
                                                        -----------     -----------     -----------    -----------    ----------
Net asset value, end of period ......................   $     11.84     $     13.00     $     11.14    $     12.61    $    10.64
                                                        ===========     ===========     ===========    ===========    ==========
Total Return
Total investment return based on net asset value (d)          (6.09)%         17.08%          (4.49)%        18.60%         6.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........   $   232,239     $   169,611     $    90,870    $    59,277    $    8,842
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements .......           .95%            .95%            .95%           .95%          .95%(e)
  Expenses, before waivers and reimbursements .......          1.14%           1.19%           1.30%          1.37%         4.44%(e)
  Net investment income (loss) (c) ..................          (.46)%           .72%            .55%           .17%          .93%(e)
Portfolio turnover rate .............................           178%            110%            107%           210%           40%

--------------------------------------------------------------------------------

See footnote summary on page 19.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                 ------------
                                                                   CLASS B
                                                                 ------------
                                                                  August 11,
                                                                  2000(f) to
                                                                 December 31,
                                                                     2000
                                                                 ------------
Net asset value, beginning of period..........................      $13.00
                                                                    ------
Income From Investment Operations
Net investment loss (b)(c)....................................        (.03)
Net realized and unrealized loss on investment transactions...       (1.15)
                                                                    ------
Net decrease in net asset value from operations...............       (1.18)
                                                                    ------
Less: Dividends
Dividends from net investment income..........................          -0-
                                                                    ------
Net asset value, end of period................................      $11.82
                                                                    ======
Total Return
Total investment return based on net asset value (d)..........       (8.16)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....................        $435
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements (e)............        1.20%
   Expenses, before waivers and reimbursements (e)............        1.41%
   Net investment loss (c) (e)................................        (.69)%
Portfolio turnover rate.......................................         178%

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Quasar Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quasar Portfolio (the"Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quasar Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

New York, New York
February 1, 2001

RESULTS OF SHAREHOLDER MEETING
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

A special meeting of stockholders of the Quasar Portfolio ("the Portfolio") was held on December 12, 2000. The description of the proposal and the number of shares voted at the meeting are as follows:

                                                                                                       Voted
                                                                                                      Abstain/
                                                                  Voted              Voted            Authority
                                                                   For              Against           Withheld
-----------------------------------------------------------------------------------------------------------------

1. Approval to amend the Portfolio's fundamental
   policy to permit the Portfolio to engage in securities
   lending to the extent permitted by the Investment
   Company Act of 1940....................................     16,639,514           609,952            960,024

2. Approval to amend the Portfolio's fundamental
   policy to permit the Portfolio to purchase and
   sell financial forward and futures contracts
   and options thereon....................................     16,376,807           863,131            969,552

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.


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